Salient Alternative Strategies I Fund

Salient Alternative Strategies Master Fund

Supplement Dated February 13, 2015

to the Prospectus Dated April 30, 2014

Liquidation of the Salient Alternative Strategies I Fund and the

Salient Alternative Strategies Master Fund

The Board of Trustees of Salient Alternative Strategies I Fund (the “Fund”) and Salient Alternative Strategies Master Fund (the “Master Fund” and, together with the Fund, the “Funds”) has approved the closure and commencement of liquidation of the Funds, whereby the Funds will cease their investment operations and commence liquidation of their assets. Liquidation of each of the Funds will commence on approximately February 13, 2015, and, in light of the Funds’ portfolio holdings, the Funds currently anticipate that the liquidation process will take approximately one year to complete.

Effective immediately, the Fund will no longer offer or sell shares to new investors or existing shareholders (except through reinvested dividends if any), and the Funds will no longer conduct repurchase offers.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS FOR FUTURE REFERENCE